UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2026

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(888) 637-7770

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 6, 2026, Intrusion Inc. (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with Streeterville Capital, LLC (the “Investor”). Pursuant to the Purchase Agreement, the Company issued and sold to the Investor a Secured Promissory Note (the “Note”) in the original principal amount of $3,230,000 for cash proceeds of $3,000,000 (reflecting an original issue discount of $210,000 and $20,000 in transaction expenses).

The Note bears interest at 7% per annum, compounded daily, matures 24 months after issuance, and includes a monitoring fee provision after 90 days (which automatically increases the Outstanding Balance by approximately 17.65%). The Note is secured by a first-priority security interest in all of the Company’s assets and intellectual property pursuant to a Security Agreement and an Intellectual Property Security Agreement, each dated as of April 6, 2026.

The Purchase Agreement contains customary representations, warranties, and covenants, including requirements for timely SEC reporting, maintenance of listing on a national exchange, restrictions on variable-rate or other restricted securities issuances without the Investor’s consent, a most-favored-nation clause, and a 10% participation right for the Investor in future debt or equity financings. The Note also provides the Investor with monthly redemption rights of up to $250,000 beginning six months after issuance.

The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreement, the Note, the Security Agreement, and the Intellectual Property Security Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Note Purchase Agreement with Exhibits, dated April 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Intrusion, Inc.

Dated: April 9, 2026	By:	/s/ Kimberly Pinson
Kimberly Pinson
Chief Financial Officer

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